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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):    July 26, 1996
                                                     ---------------------------


                      Security Dynamics Technologies, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


       0-25120                                     04-2916506
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(Commission File Number)               (I.R.S. Employer Identification No.)


One Alewife Center, Cambridge, Massachusetts                       02140
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (617) 547-7820
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.
          ------------------------------------

     On July 26, 1996 (the "Effective Date"), Security Dynamics Technologies, Inc. (the "Company") completed its acquisition of RSA Data Security, Inc. ("RSA") pursuant to an Agreement and Plan of Merger, dated as of April 14, 1996 (the "Merger Agreement"), among the Company, RSA and Card-Key Inc., a wholly-owned subsidiary of the Company (the "Merger Subsidiary").

     Pursuant to the Merger Agreement, the Merger Subsidiary was merged with and into RSA (the "Merger") on the Effective Date, whereupon RSA became a wholly-owned subsidiary of the Company. At that time, each outstanding share of capital stock (the "RSA Stock") of RSA (other than shares of RSA Stock owned beneficially by the Company or the Merger Subsidiary, shares of RSA Stock for which demands for appraisal under the Delaware General Corporation Law were duly and timely delivered and shares of RSA Stock held in RSA's treasury) was converted into the right to receive 0.83056 shares of Common Stock of the Company (the "Conversion Ratio"). The Conversion Ratio was determined by dividing 4,000,000 by the sum of (i) the number of shares of RSA Stock issued and outstanding immediately prior to the Effective Date (other than shares of RSA Stock held in RSA's treasury) and (ii) the number of shares of RSA Stock issuable upon exercise of all options to purchase RSA Stock issued by RSA pursuant to its 1987 Stock Option Plan (the "RSA Options"). Each outstanding RSA Option was converted into an option to purchase a number of shares of Common Stock of the Company determined by multiplying the number of shares subject to the RSA Option by the Conversion Ratio (rounded down to the next lowest whole number of shares) at an exercise price equal to the exercise price of such RSA Option divided by the Conversion Ratio (rounded up to the next highest cent).

     Based upon the capitalization of the Company as of the Effective Date, the 3,341,539 shares of Common Stock of the Company issued to the holders of RSA Stock represent approximately 23.7% of the outstanding shares of Common Stock of the Company. On July 26, 1996, the last reported sale price per share of the Common Stock of the Company on the Nasdaq National Market was $64.625.

     The Company, RSA and representatives of RSA stockholders and optionholders have entered into an Escrow Agreement providing, among other things, that 12.5% of the Common Stock of the Company received by RSA stockholders and optionholders in the Merger will be held in escrow to reimburse the Company in connection with breaches of representations, warranties or covenants made by RSA in the Merger Agreement and in connection with certain identified litigation.


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     Prior to the Merger, RSA developed, marketed and supported cryptographic and electronic data security products and provided cryptographic consulting services. The Company currently intends to continue RSA's business substantially in the manner conducted by RSA immediately prior to the Merger.

     The issuance of shares of Common Stock of the Company in connection with the Merger was approved by the Board of Directors and the stockholders of the Company, and the Merger Agreement and the Merger were approved by the Board of Directors and the stockholders of RSA. The terms of the Merger Agreement and the Merger were determined on the basis of arm's-length negotiations. Prior to the execution of the Merger Agreement, neither the Company nor any of its affiliates, nor any director or officer of the Company or any associate of any such director or officer, had any material relationship with RSA.

     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement which is filed as Exhibit 2 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.
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     (a) Financial Statements of Businesses Acquired:
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     The financial statements of RSA contained on pages F-17 through F-31 of the
Company's Registration Statement on Form S-4 (File No. 333-7265) are hereby incorporated by reference and attached hereto as Exhibit 99.2 pursuant to Rule 12b-23(a)(3) of the Securities Exchange Act of 1934, as amended.

     (b) Pro Forma Financial Information:
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     The pro forma financial information contained on pages 65 through 71 of the
Company's Registration Statement on Form S-4 (File No. 333-7265) are hereby incorporated by reference and attached hereto as Exhibit 99.3 pursuant to Rule 12b-23(a)(3) of the Securities Exchange Act of 1934, as amended.

     (c) Exhibits:
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     See Exhibit Index attached hereto.




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                                 SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 1996                  SECURITY DYNAMICS TECHNOLOGIES, INC.
                                                (Registrant)



                                       /s/ Charles R. Stuckey, Jr.
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                                       By: Charles R. Stuckey, Jr.
                                           Chairman of the Board, President
                                           and Chief Executive Officer





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                                INDEX TO EXHIBITS


         Exhibit
         Number                   Description
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         2*            Agreement and Plan of Merger, dated
                       as of April 14, 1996, among the
                       Company, RSA and the Merger Subsidiary

         23            Consent of Ernst & Young LLP

         99.1          Press Release issued July 26, 1996

         99.2          Consolidated Financial Statement of RSA.

         99.3          Pro Forma Financial Information of SDI and RSA.

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         *    Incorporated by reference from the Registration Statement on
              Form S-4 (File No. 333-7265) of the Company.